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RICE HALL JAMES SMALL CAP PORTFOLIO

Summary Prospectus | March 1, 2010
TICKER: Institutional Class Shares -- RHJMX

Before you invest, you may want to review the Fund's complete prospectus, which contains more information about the Fund and its risks. You can find the Fund's prospectus and other information about the Fund online at www.rhjfunds.com. You can also get this information at no cost by calling 1-866-474-5669, by sending an e-mail request to rhjfunds@seic.com, or by asking any financial intermediary that offers shares of the Fund. The Fund's prospectus and statement of additional information, both dated March 1, 2010, are incorporated by reference into this summary prospectus and may be obtained, free of charge, at the web-site, phone number or e-mail address noted above.

INVESTMENT OBJECTIVE
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    The Rice Hall James Small Cap Portfolio (the "Fund" or the "Small Cap
    Portfolio") seeks maximum capital appreciation, consistent with reasonable risk to principal, by investing primarily in small market capitalization (small cap) companies.

FUND FEES AND EXPENSES
--------------------------------------------------------------------------------

    This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)

    Management Fees                          0.80%
    ----------------------------------------------
    Other Expenses                           0.61%
    ----------------------------------------------
    Acquired Fund Fees and Expenses          0.02%
    ----------------------------------------------
    Total Annual Fund Operating Expenses (1) 1.43%
    ----------------------------------------------

    (1) The Total Annual Fund Operating Expenses in this fee table do not correlate to the expense ratio in the Fund's financial statements (or the "Financial Highlights" section in this prospectus), because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in acquired funds.

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    EXAMPLE

    This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

    The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                         1 Year  3 Years  5 Years  10 Years
                         ------  -------  -------  --------
                          $146     $452     $782    $1,713

    PORTFOLIO TURNOVER

    The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the example, affect the Fund's performance. During its most recent fiscal year, the Fund's portfolio turnover rate was 78% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES
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    Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of small cap companies. This investment policy may be changed by the Fund upon 60 days' prior notice to shareholders. The Fund focuses on U.S. companies with total market capitalizations (number of shares outstanding multiplied by share price) which, at the time of initial purchase, fall within the range of companies in the Russell 2000 Index at reconstitution each June. Rice Hall James & Associates, LLC ("RHJ" or the "Adviser") believes that there are greater pricing inefficiencies for small cap companies than larger capitalization companies because this range of the market has less analyst coverage.

    In making investment decisions for the Fund, the Adviser uses a company-specific approach that focuses on identifying stocks of growth companies that are selling at a discount to those companies' projected earnings growth rates. Specifically, the Adviser will primarily invest the assets of the Fund in companies with price/earnings ratios that are lower than those companies' three- to five- year projected earnings growth rate.

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    The Adviser seeks to invest in companies undergoing fundamental changes that have yet to be noticed by investors, but that the Adviser believes will ultimately result in increases in revenue growth rates, expanding profit margins and/or increases in earnings growth rates. Such events can include new product introductions or applications, discovery of niche markets, new management, corporate or industry restructures, regulatory change and market expansion. Most importantly, the Fund typically invests in a company only when the Adviser believes that such events will lead to greater investor recognition and higher stock prices within a 12-to 24-month period.

    Moreover, the Adviser focuses on securities of companies with the following attributes:

        o Strong management;

        o Leading products or services;

        o Distribution to a large marketplace or growing niche market;

        o Anticipated above-average  revenue and earnings growth rates;

        o Potential for improvement in profit margins; and

        o Strong cash flow and/or improving financial position.

    The Adviser will not sell a stock simply because it is no longer within the Fund's target capitalization range used by the Adviser for the initial purchase if it believes the company has growth potential. However, it may sell stocks for the following reasons:

        o The stock reaches the target price set by the Adviser;

        o The stock falls below the downside price limit set by the Adviser;

        o The fundamentals of the stock have deteriorated; or

        o A more attractively valued alternative is available for purchase.

    The Adviser expects that cash reserves will normally represent under 20% of the Fund's assets.

PRINCIPAL RISKS
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    As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. There is also a possibility that the Fund will not achieve its goal. This could occur because its strategy failed to produce the intended results or because the Adviser did not implement its strategy properly. A FUND SHARE IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY GOVERNMENT AGENCY. The principal risk factors affecting shareholders' investments in the fund are set forth below.

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    EQUITY RISK -- Since it purchases equity securities, the Fund is subject to the risk that stock prices may fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's equity securities may fluctuate drastically from day-to-day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

    SMALL-CAPITALIZATION COMPANY RISK -- The small-capitalization companies in which the Fund will invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small-sized companies may pose additional risks, including liquidity risk, because these companies tend to have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small-cap stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange.

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

    The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for 1, 5 and 10 years and since inception compare with those of a broad measure of market performance. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available on the Fund's website at HTTP://WWW.RHJFUNDS.COM or by calling 1-866-474-5669. The Fund acquired the assets and assumed the historical performance of another fund on June 24, 2002. The performance shown in the bar chart and performance table for periods prior to that date represents the performance of the predecessor fund.

    Prior to January 20, 2008, the Fund's investment strategy also included investments in equity securities of mid cap companies in addition to investments in equity securities of small cap companies; therefore, the performance shown below for periods prior to January 20, 2008 may have differed had the Fund's current investment strategy been in effect during those periods.

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                             [BAR GRAPH OMITTED]

 33.60%  6.14%  (21.92)%  32.51%  8.92%  2.99%  11.66%  8.38%  (38.94)%  37.85%
  2000   2001     2002     2003   2004   2005    2006   2007     2008     2009


                          BEST QUARTER   WORST QUARTER
                              25.20%        (25.47)%
                            (06/30/09)    (12/31/08)


AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2009

    After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts.

                                                                        Since
                                                                      Inception
                                              1 Year 5 Years 10 Years (11/1/96)
    ----------------------------------------------------------------------------
    Fund Return Before Taxes                  37.85%  0.96%    5.30%    7.05%
    ----------------------------------------------------------------------------
    Fund Return After Taxes on Distributions  37.85% (0.69)%   3.43%    5.51%
    ----------------------------------------------------------------------------
    Fund Return After Taxes on Distributions
      and Sale of Fund Shares                 24.60%  0.80%    4.04%    5.74%
    ----------------------------------------------------------------------------
    Russell 2000 Index (reflects no deduction
      for fees, expenses or taxes)            27.17%  0.51%    3.51%    5.82%
    ----------------------------------------------------------------------------
    Russell 2000 Growth Index (reflects no
      deduction for fees, expenses or taxes)  34.47%  0.87%   (1.37)%   2.89%
    ----------------------------------------------------------------------------

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INVESTMENT ADVISER
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    Rice Hall James & Associates, LLC serves as investment adviser to the Fund.

PORTFOLIO MANAGERS
--------------------------------------------------------------------------------

    The Fund is managed by a team of investment professionals, each of whom is jointly and primarily responsible for the day-to-day management of the Fund.

    Thomas W. McDowell, CEO, Chief Investment Officer, joined the Adviser in
    1984.

    Cara M. Thome, Portfolio Manager/Analyst, joined the Adviser in 2001.

    Timothy A. Todaro, CFA, Portfolio Manager/Analyst, joined the Adviser in
    1983.

    James D. Dickinson, CFA, Portfolio Manager/Analyst, joined the Adviser in 2006.

PURCHASING AND SELLING FUND SHARES
--------------------------------------------------------------------------------

    You can open an account with the Fund with a minimum initial investment of $2,500 ($500 for individual retirement accounts ("IRAs") and $250 for Spousal IRAs). You can purchase additional shares of the Fund for as little as $100. The Fund reserves the right to waive the minimum initial investment and minimum subsequent investment amounts in its sole discretion.

    If you own your shares directly, you may sell your shares on any day the New York Stock Exchange is open for business by contacting the Fund directly by mail or telephone at 1-866-474-5669.

    If you own your shares through an account with a broker or other institution, contact that broker or institution to sell your shares. Your broker or institution may charge a fee for its services in addition to the fees charged by the Fund.

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TAX INFORMATION
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    The Fund intends to make distributions that may be taxed as ordinary income or capital gains.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
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    If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's web site for more information.

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